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                                                                      EXHIBIT 23






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in Registration Statement No. 333-75521 on Form S-8 of Mercantile Bank Corporation and Mercantile Bank of West Michigan 401(k) Plan of our report dated April 17, 2003 appearing in this Annual Report on Form 11-K of Mercantile Bank of West Michigan 401(k) Plan for the year ended December 31, 2002.




                                        Crowe Chizek and Company LLC

Grand Rapids, Michigan
June 25, 2003